QUALCOMM INCORPORATED
2013 ANNUAL CASH INCENTIVE PLAN
Performance Unit Agreement
This Award Agreement between Qualcomm Incorporated (the “Company”) and [Insert Name] (the “Executive”) evidences the grant of a Performance Unit (this “Award”) under the Qualcomm Incorporated 2006 Long-Term Incentive Plan (the “Plan”), representing a right to receive a cash payment equal to the amount determined by the Compensation Committee (the “Committee”) based on performance.

Definitions	Capitalized terms used in this Award Agreement have the meaning specified under the Plan, except as otherwise specified herein.
Grant Date	December 2, 2012
Performance Period	The Performance Period is the Company's 2013 fiscal year.
Performance Goals; Amount Payable Under this Award
The amount payable under this Award, if any, will be based on the extent to which the Company meets or exceeds the Performance Goals established by the Committee, which are as described in Attachment A, subject to the Committee's exercise of discretion under section 9.5(b) of the Plan.
To be eligible to receive payment with respect to this Award, your Service must be continuous from the Grant Date through the Payment Date specified below.

Payment Date
This Award shall be paid in cash no later than 30 calendar days after the Committee's written certification of the attainment of the Performance Goals and determination of the amount, if any, to be paid.

Repayment Policy
By executing this Award Agreement, you acknowledge that any payment made with respect to this Award is subject to the Qualcomm Incorporated Cash Incentive Compensation Repayment Policy (the “Repayment Policy”), a copy of which is attached to this Award Agreement and incorporated herein by reference. You hereby agree to be bound by the Repayment Policy.

Terms of the Plan
This Award is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any conflict between this Award Agreement and the terms of the Plan, then the terms of the Plan control.

The Award Agreement is effective as of the latest date specified below.
QUALCOMM INCORPORATED

____________________________
Name:_______________________
Title:________________________
Date:________________________
I hereby acknowledge that I have read, understand, and accept the terms of this Award Agreement, the Plan, and the Repayment Policy.
EXECUTIVE

____________________________
Name:_______________________
Title:________________________
Date:________________________

Attachments:	Attachment A
Repayment Policy

ATTACHMENT A
FISCAL YEAR 2013 PERFORMANCE GOALS AND PAYMENT FORMULA
[Executive's Name]

Base Salary	Bonus Target as a Percent of Base Salary	Target Award Amount	Maximum Award Amount (200% of Target Award Amount)

I. Formula to Calculate Maximum Award Amount
Subject to the Committee's exercise of discretion under section 9.5(b) of the Plan, you will be eligible to earn the Maximum Award Amount specified above if the Company's fiscal 2013 Adjusted GAAP operating income is equal to or greater than $__________ (__% of the Company's fiscal 2012 GAAP operating income of $5.68 billion). For this purpose, “2013 Adjusted GAAP operating income” is determined in accordance with U.S. generally accepted accounting principles or accounting standards as may be required by the Financial Accounting Standards Board as of the Grant Date (“GAAP”), but determined excluding (1) results from operations of the Qualcomm Strategic Initiative (“QSI”) segment; (2) all share-based compensation other than amounts related to share-based awards granted under a bonus program that may result in the issuance of unrestricted shares of the Company's common stock; (3) the following items resulting from acquisitions: acquired in-process research and development expenses, recognition of the step-up of inventories to fair value and amortization of certain intangible assets; and (4) losses or expenses attributable to discontinued operations, plant shut-downs, or other restructuring. If the Company's fiscal 2013 Adjusted GAAP operating income is less than $__________, your Maximum Award Amount shall be reduced to an amount equal to (a) 0.50% of 2013 Adjusted GAAP operating income multiplied by (b) a fraction, the numerator of which is the Maximum Award Amount stated above, and the denominator of which is $13,767,182.
Subject to the Maximum Award Amount as determined in this Section I, the actual amount of the payment you receive under this Award will be determined by the Committee at the end of the Performance Period based on the formula specified in Section II below for measuring the Company's financial performance and the Committee's exercise of discretion as provided in Section 9.5(b) of the Plan.
II. Formula to Calculate Amount Payable
No amount will be payable unless the Company has at least $__________ in Non-GAAP operating income (as defined below) for fiscal 2013. If Non-GAAP operating income equals or exceeds that amount, subject to the Committee's exercise of discretion under section 9.5(b) of the Plan, the conditions of this Award and the Maximum Award Amount determined above, the amount payable under this Award, if any, shall be calculated after the completion of fiscal 2013 as follows:

1.	The Company fiscal 2013 financial Performance Measures and Performance Targets for purposes of determining the amount payable under this Award are as follows:

Performance Measures	Performance Targets

•	Non-GAAP revenues:	$_________
•	Non-GAAP operating income:	$_________
“Non-GAAP revenues” and “Non-GAAP operating income” are as reported in the Company's fiscal 2013 annual earnings release, subject to adjustments pursuant to the policy established by the Committee. The Company applies a relative weighting of 40% to Non-GAAP revenues and 60% to Non-GAAP operating income.

2.
The weighted achievement ratio for Non-GAAP revenues will be the result of 0.40 multiplied by a fraction, the numerator of which is the reported Non-GAAP revenues for fiscal 2013, and the denominator of which is the fiscal 2013 Non-GAAP revenues objective stated above.

3.
The weighted achievement ratio for Non-GAAP operating income will be the result of 0.60 multiplied by a fraction, the numerator of which is the reported Non-GAAP operating income for fiscal 2013, and the denominator of which is the fiscal 2013 Non-GAAP operating income objective stated above.

4.
The resulting weighted achievement ratios for Non-GAAP revenues and Non-GAAP operating income will then be summed (the “Weighted Achievement Ratio”) and the “Incentive Multiple” will be calculated according to the schedule set forth below:

Weighted Achievement Ratio	Incentive Multiple	Rate of Increase to the Incentive Multiple
70%	0.0000	The Incentive Multiple is zero (0.0) if the Weighted Achievement Ratio is less than 80%.
75%	0.0000
80%	0.0000	The Incentive Multiple increases 5.0 percentage points for each 1.0 percent improvement in the Weighted Achievement Ratio from 80% to 100%.
85%	0.2500
90%	0.5000
95%	0.7500
100%	1.0000	The Incentive Multiple increases 4.0 percentage points for each 1.0 percent improvement in the Weighted Achievement Ratio from 100% to 125%.
105%	1.2000
110%	1.4000
115%	1.6000
120%	1.8000
125%	2.0000	The Incentive Multiple is at the maximum rate of 2.0x if the Weighted Achievement Ratio equals or exceeds 125%.
130%	2.0000
135%	2.0000
140%	2.0000
145%	2.0000
150%	2.0000

5.
Subject to the limitations of Section I and the exercise of discretion as provided in Section 9.5(b) of the Plan, the amount payable under this Award shall be the result of the Target Award Amount multiplied by the Incentive Multiple determined in step 4 above.

QUALCOMM INCORPORATED
2013 ANNUAL CASH INCENTIVE PLAN
Performance Unit Agreement
This Award Agreement between Qualcomm Incorporated (the “Company”) and [Insert Name] (the “Executive”) evidences the grant of a Performance Unit (this “Award”) under the Qualcomm Incorporated 2006 Long-Term Incentive Plan (the “Plan”), representing a right to receive a cash payment equal to the amount determined by the Compensation Committee (the “Committee”) based on performance.

Definitions	Capitalized terms used in this Award Agreement have the meaning specified under the Plan, except as otherwise specified herein.
Grant Date	December 2, 2012
Performance Period	The Performance Period is the Company's 2013 fiscal year.
Performance Goals; Amount Payable Under this Award
The amount payable under this Award, if any, will be based on the extent to which the Company meets or exceeds the Performance Goals established by the Committee, which are as described in Attachment A, subject to the Committee's exercise of discretion under section 9.5(b) of the Plan.
To be eligible to receive payment with respect to this Award, your Service must be continuous from the Grant Date through the Payment Date specified below.

Payment Date
This Award shall be paid in cash no later than 30 calendar days after the Committee's written certification of the attainment of the Performance Goals and determination of the amount, if any, to be paid.

Repayment Policy
By executing this Award Agreement, you acknowledge that any payment made with respect to this Award is subject to the Qualcomm Incorporated Cash Incentive Compensation Repayment Policy (the “Repayment Policy”), a copy of which is attached to this Award Agreement and incorporated herein by reference. You hereby agree to be bound by the Repayment Policy.

Terms of the Plan
This Award is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any conflict between this Award Agreement and the terms of the Plan, then the terms of the Plan control.

The Award Agreement is effective as of the latest date specified below.
QUALCOMM INCORPORATED

____________________________
Name:_______________________
Title:________________________
Date:________________________
I hereby acknowledge that I have read, understand, and accept the terms of this Award Agreement, the Plan, and the Repayment Policy.
EXECUTIVE

____________________________
Name:_______________________
Title:________________________
Date:________________________

Attachments:	Attachment A
Repayment Policy

ATTACHMENT A
FISCAL YEAR 2013 PERFORMANCE GOALS AND PAYMENT FORMULA
[Executive's Name]

Base Salary	Bonus Target as a Percent of Base Salary	Target Award Amount	Maximum Award Amount (200% of Target Award Amount)

Formula to Calculate Amount Payable
No amount will be payable unless the Company has at least $__________ in Non-GAAP operating income (as defined below) for fiscal 2013. If Non-GAAP operating income equals or exceeds that amount, subject to the Committee's exercise of discretion under section 9.5(b) of the Plan, the conditions of this Award and the Maximum Award Amount determined above, the amount payable under this Award, if any, shall be calculated after the completion of fiscal 2013 as follows:

1.	The Company fiscal 2013 financial Performance Measures and Performance Targets for purposes of determining the amount payable under this Award are as follows:

Performance Measures	Performance Targets

•	Non-GAAP revenues:	$_________
•	Non-GAAP operating income:	$_________
“Non-GAAP revenues” and “Non-GAAP operating income” are as reported in the Company's fiscal 2013 annual earnings release, subject to adjustments pursuant to the policy established by the Committee. The Company applies a relative weighting of 40% to Non-GAAP revenues and 60% to Non-GAAP operating income.

2.
The weighted achievement ratio for Non-GAAP revenues will be the result of 0.40 multiplied by a fraction, the numerator of which is the reported Non-GAAP revenues for fiscal 2013, and the denominator of which is the fiscal 2013 Non-GAAP revenues objective stated above.

3.
The weighted achievement ratio for Non-GAAP operating income will be the result of 0.60 multiplied by a fraction, the numerator of which is the reported Non-GAAP operating income for fiscal 2013, and the denominator of which is the fiscal 2013 Non-GAAP operating income objective stated above.

4.
The resulting weighted achievement ratios for Non-GAAP revenues and Non-GAAP operating income will then be summed (the “Weighted Achievement Ratio”) and the “Incentive Multiple” will be calculated according to the schedule set forth below:

Weighted Achievement Ratio	Incentive Multiple	Rate of Increase to the Incentive Multiple
70%	0.0000	The Incentive Multiple is zero (0.0) if the Weighted Achievement Ratio is less than 80%.
75%	0.0000
80%	0.0000	The Incentive Multiple increases 5.0 percentage points for each 1.0 percent improvement in the Weighted Achievement Ratio from 80% to 100%.
85%	0.2500
90%	0.5000
95%	0.7500
100%	1.0000	The Incentive Multiple increases 4.0 percentage points for each 1.0 percent improvement in the Weighted Achievement Ratio from 100% to 125%.
105%	1.2000
110%	1.4000
115%	1.6000
120%	1.8000
125%	2.0000	The Incentive Multiple is at the maximum rate of 2.0x if the Weighted Achievement Ratio equals or exceeds 125%.
130%	2.0000
135%	2.0000
140%	2.0000
145%	2.0000
150%	2.0000

5.	The amount payable under this Award shall be the result of the Target Award Amount multiplied by the Incentive Multiple determined in step 4 above.

QUALCOMM INCORPORATED
Cash Incentive Compensation Repayment Policy

To the extent permitted by governing law, the Company will require an executive officer to repay to the Company the amount of any annual cash incentive bonus payment that executive officer receives to the extent that (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement that occurs within twelve months of such payment, (ii) the executive officer has engaged in theft, dishonesty or intentional falsification of Company documents or records that resulted in the obligation to restate, and (iii) a lower cash incentive bonus payment would have been made to the executive officer based upon the restated financial results.

Notwithstanding anything in this Policy to the contrary, an accounting judgment made in good faith and supported by reasonable interpretations of generally accepted accounting principles (“GAAP”) at the time made shall not be the basis for the Company to require any repayments under this Policy.

The executive officer's repayment obligation under this Policy shall be in addition to, and shall in no way limit, any other remedies that the Company may have available to it, and any other actions that the Company may take, with respect to the conduct of the executive officer or in connection with the accounting restatement.

For purposes of this Policy, an “executive officer” shall be any member of the Company's executive committee and any other officers or employees of the Company as may be designated by the Company from time to time.

The interpretation and enforcement of this Policy shall be the responsibility of the Compensation Committee of the Board of Directors of the Company.

This Policy shall be effective with respect to cash incentive compensation paid to an executive officer on or after January 1, 2009.